SCHEDULE 14A
                             (RULE 14A-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                          EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.             [ ] Confidential, for use of the
                                                 Commission only (as permitted
                                                 by Rule 14a-6(e)(2)).
[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

                              CDX.COM INCORPORATED

                  (Name of Registrant as Specified In Its Charter)
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:




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    (5) Total fee paid:

  [ ] Fee paid previously with preliminary materials:

  [ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:



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                    Notice of Special Meeting of Stockholders

                                 January 5, 2001

      You are cordially invited to attend a special meeting of the stockholders of CDX.COM INCORPORATED (the "Company"), which will be held at the Ramada Inn, 5774 Clark Road, Sarasota, FL 34233 on Friday, January 5, 2001, at 11:00 a.m., local time to consider increasing the number of authorized shares of the Company's common stock from 10,000,000 to 500,000,000.

      Only stockholders of record at the close of business on December 1, 2000, are entitled to notice of and to vote at the meeting or any adjournments thereof.

      Accompanying this notice of special meeting is a Proxy Statement and a form of proxy. In the event that you are unable to attend the meeting, please sign, date and return the proxy in the enclosed return envelope.

                                        By Order of the Board of Directors


December 4, 2000                        Matthew A. Veal, Secretary



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                                       .
                             CDX.COM INCORPORATED

              Proxy Statement for Special Meeting of Stockholders

                                January 5, 2001


      This Proxy Statement is furnished to the stockholders of CDX.COM INCORPORATED (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the special meeting of the stockholders to be held at Ramada Inn, 5774 Clark Rd., Sarasota, FL 34233 on Friday, January 5, 2001, at 11:00 a.m., and any adjournments thereof. The matters to be considered and acted upon at the meeting are set forth in this Proxy Statement and in the attached Notice of Special Meeting of Stockholders. This Proxy Statement, the Notice of Special Meeting of Stockholders and the form of Proxy will first be sent to Stockholders on or about December 4, 2000.

      The record date for the determination of Stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as of the close of business on December 1, 2000. Shares of common stock are the only voting securities of the Company. Each share is entitled to one vote, and as of June 30, 2000, 4,887,927 shares were outstanding and entitled to vote at the meeting. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by means of a written revocation or a duly executed Proxy bearing a later date filed with the Secretary of the Company. Unless the Proxy is revoked or unless the persons named in the Proxy are prevented from acting by circumstances beyond their control, the Proxy will be voted at the special meeting as specified in the Proxy. Where no choice is specified, the Proxy will be voted in favor of the proposal described herein.

      The complete mailing address of the Company is 355 Interstate Blvd., Sarasota, FL 34240.

                      EXPENSE AND MANNER OF SOLICITATION

      The Company will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the special meeting to beneficial owners of the Company's common stock. The solicitation will be by mail, with the material being forwarded to the stockholders of record and certain other beneficial owners of the Company's common stock by the Company's officers and other regular employees (at no additional compensation). Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone, e-mail or by facsimile, if necessary in order to assure sufficient representation at the meeting.



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                        CHANGE OF CONTROL OF THE COMPANY

      On November 18, 2000, Tampa Bay Financial, Inc., a Florida corporation ("TBF"), entered into an agreement (the "Agreement") with the Company and certain of its shareholders. The Agreement obliges TBF or persons affiliated with TBF to acquire 3,523,733 shares, representing approximately seventy-two percent (72.2%) of the Company's outstanding common stock, thereby acquiring control of the Company. The selling stockholders in the transaction were Harold
I. Schein and Philip D. Schein.

      Under  the  Agreement,   TBF  (or  its   designees)   will  pay  aggregate
consideration of $262,500. The source of the consideration paid to the selling stockholders was corporate or personal funds of TBF and its affiliates.

      In connection with the transaction, Harold I. Schein, Michael Schein and Philip D. Schein resigned from any and all positions with the Registrant, including their positions as officers and directors. Two designees of TBF, Howard Davidsmeyer and Matthew A. Veal, were appointed to the board. In addition, Mr. Davidsmeyer was elected to serve as Chairman and Chief Executive Officer, and Mr. Matthew A. Veal was elected to serve as Chief Financial Officer and Secretary.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES


      The following table sets forth certain information about persons who are known to management to own beneficially more than five percent of the Company's outstanding voting stock as of the date of this proxy statement:

Title        Name and Address        Amount and Nature of       Percent of
of Class     of Beneficial Owner     Beneficial Ownership       Class
--------     ---------------          -----------------         ----------

Common      TBF and Affiliates         3,523,733   Direct       70.2%
Stock       acting as a group
            355 Interstate Blvd.
            Sarasota, FL  34240

Common      Mendel S. Kaliff             247,223   Direct        5.6%
Stock       70 N.E. Loop 410
             No. 450
             San Antonio, TX 78216
      The following table sets forth the security ownership of all directors and executive officers of the corporation as of the date of this Proxy Statement.


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Title       Name of           Amount and Nature of    Percent of  Position
of Class    Beneficial Owner  Beneficial Ownership    Class
---------   -------------     ----------------        --------     ------

Common            n/a               n/a                 n/a          n/a
Stock

      As of the date of this Proxy Statement, no director or officer of the Company owns any stock.

                PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF
                INCORPORATION TO INCREASE COMPANY'S AUTHORIZED
                                 COMMON STOCK

      The Board Of Directors has unanimously approved, and recommends to the stockholders, the approval of amending our certificate of incorporation to authorize the issuance of up to 500,000,000 shares of common stock. Our certificate of incorporation currently authorizes the issuance of up to 10,000,000 shares of common stock. If no action is taken to increase the authorized common stock, based on the number of shares currently outstanding, we would be able to issue 3,611,907 additional shares of common stock after excluding shares reserved for the issuance of options and warrants to purchase common stock. If the proposal to increase our authorized capital is approved by stockholders, we will have 493,611,907 unissued and unreserved shares of common stock available for issuance in the future.

      The Board believes that the additional shares of common stock resulting from the increase in authorized capital should be available for issuance from time to time as may be required for various purposes, including the issuance of common stock in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. We anticipate that in the future we will consider a number of possible financing and acquisition transactions that may involve the issuance of additional equity, debt or convertible securities. If the proposed increase in authorized capital is approved, the Board would be able to authorize the issuance of shares for these purposes without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular instance stockholder approval were required by law or otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval regardless of whether a sufficient number of shares previously had been authorized.

      The stockholders are not entitled to preemptive rights with respect to the issuance of any authorized but unissued shares. The proposed change in capital is not intended to have any anti-takeover effect and is not part of any series of anti-takeover


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measures contained in any debt instruments,  the certificate of incorporation or bylaws in effect on the date of this proxy statement. Stockholders should note, however, that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove current management.

      Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Colorado law with respect to a merger or other business combination involving the Company. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of common stock. We have no present intention to use the increased authorized common stock for anti-takeover purposes.

      If the proposal to increase authorized common stock is approved by the stockholders, we will file an amendment to the certificate of incorporation with the Colorado Secretary of State in order to effect the increase in authorized common stock.

      The affirmative vote of a majority of the outstanding shares of common stock, whether represented in person or by proxy, is required at the special meeting in order to approve amendment of the certificate of incorporation to increase the Company's authorized common stock. The Board Of Directors unanimously recommends that the stockholders vote in favor of the proposal to increase the authorized common stock.

                                           By Order of the Board of Directors

                                           /s/ Matthew A. Veal

                                           Matthew A. Veal
                                           Chief Financial Officer and Secretary
                                           Sarasota, FL  December 4, 2000



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IT  IS  IMPORTANT  THAT  THE  ENCLOSED  ORIGINAL  PROXY  BE  RETURNED  PROMPTLY.
THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ORIGINAL PROXY CARD IN THE ENVELOPE PROVIDED.

                              CDX.COM INCORPORATED

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Matthew A. Veal and Howard Davidsmeyer and either of them, as proxies, to vote all shares of Common Stock of CDX.COM INCORPORATED. (the "Company") held of record by the undersigned as of December 1, 2000, the record date with respect to this solicitation, at the Special Meeting of Stockholders of the Company to be held at Ramada Inn, 5774 Clark Rd., Sarasota, FL 34233 on Friday, January 5, 2001, at 11:00 A.M. and all adjournments thereof, upon the following matters:

                            CDX.COM INCORPORATED
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

1. Approval of amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

                          For         Against       Abstain
                          [ ]           [ ]           [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1).

Dated:  _____________________, 200__

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                     Signature or signatures of stockholder

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                     Signature or signatures of stockholder

(Your signature should conform to your name as printed hereon. Co-owners should all sign.)